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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) December 14, 2005


                              AZTEC OIL & GAS, INC.
                   (formerly Aztec Communications Group, Inc.)
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                 (formerly Utah)
         (State or other jurisdiction of incorporation or organization)

               000-32015                                  87-0439834
     (Commission File Number)              (IRS Employer Identification Number)

                               Mr. Kirk N. Blackim
                                    President
                              Aztec Oil & Gas, Inc.
                            One Riverway, Suite 1700
                              Houston, Texas 77056
                    (Address of principal executive offices)

                                 (713) 840-6444
              (Registrant's telephone number, including area code)


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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

   Financial Statements

         None

   Exhibits

         7 - Letter from Malone & Bailey, PC to Securities and Exchange
             Commission

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AZTEC OIL & GAS, INC.



                                          By:/s/Kirk N. Blackim
                                             ----------------------------------
                                                Kirk N. Blackim, President


Date:  December 16, 2005




                                    EXHIBIT 7



December 16, 2005

U.S. Securities and Exchange Commission 450 Fifth Street, N.W.
Washington, DC 20549

Re:    Aztec Oil & Gas, Inc.
       Item 4.02 Form 8-K
       Filed on December 15, 2005
       file  no:  0-32015

We have read and agree with the statements under Item 4.02 of the Form 8-K report dated December 15, 2005.


/s/ Malone & Bailey, PC
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Malone and Bailey, PC
Houston, Texas